KINETICS PORTFOLIOS TRUST - MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Consolidated Portfolio of Investments - March 31, 2024 (Unaudited)

COMMON STOCKS - 62.5%	Shares	Value
Administrative and Support Services - 0.1%
RB Global, Inc.	1,400	$106,638

Aerospace and Defense - 0.1%
CACI International, Inc. - Class A(a)	300	113,649

Beverage and Tobacco Product Manufacturing - 0.0%(b)
Crimson Wine Group Ltd.(a)	1,000	5,790

Data Processing, Hosting, and Related Services - 1.1%
Mastercard, Inc. - Class A	1,000	481,570
Visa, Inc. - Class A	4,000	1,116,320
		1,597,890
Diversified Real Estate Activities - 0.0%(b)
PrairieSky Royalty Ltd.	200	3,917

Funds, Trusts, and Other Financial Vehicles - 0.5%
Grayscale Ethereum Classic Trust(a)	12	203
Mesabi Trust	37,142	657,413
		657,616
Global Exchanges - 0.9%
ASX Ltd.	4,400	190,443
Deutsche Boerse AG	1,800	368,289
Euronext NV(c)	2,520	239,790
Hellenic Exchanges - Athens Stock Exchange SA	800	4,712
Japan Exchange Group, Inc. - ADR	7,400	100,196
London Stock Exchange Group PLC	600	71,867
NZX Ltd.	364,202	228,472
		1,203,769
Insurance Carriers and Related Activities - 0.1%
Arthur J. Gallagher & Co.	400	100,016

Live Sports (Spectator Sports) - 0.1%
BIGLEAGUE(a)(d)	2,455	135,025

Management of Companies and Enterprises - 2.7%
Associated Capital Group, Inc. - Class A	77,000	2,518,670
Galaxy Digital Holdings Ltd.(a)	116,000	1,239,172
		3,757,842
Mining (except Oil and Gas) - 2.2%
Franco-Nevada Corp.	14,600	1,739,736
Wheaton Precious Metals Corp.	30,000	1,413,900
		3,153,636
Miscellaneous Durable Goods Merchant Wholesalers - 0.1%
A-Mark Precious Metals, Inc.	3,200	98,208

Motor Vehicle and Parts Dealers - 0.0%(b)
AutoNation, Inc.(a)	10	1,656

Oil and Gas Extraction - 44.9%
Permian Basin Royalty Trust	127,450	1,542,145
Texas Pacific Land Corp.(e)	108,984	63,048,334
		64,590,479
Other Financial Investment Activities - 0.9%
GAMCO Investors, Inc. - Class A	59,400	1,272,348
Morgan Group Holding Co.(a)(f)	872	785
		1,273,133

Other Investment Pools and Funds - 3.1%
Partners Value Investments LP(a)(d)	43,516	2,827,069
Urbana Corp.	39,000	156,916
Urbana Corp. - Class A	414,600	1,432,452
		4,416,437
Professional, Scientific, and Technical Services - 0.0%(b)
Science Applications International Corp.	200	26,078

Real Estate - 0.0%(b)
Tejon Ranch Co.(a)	3,000	46,230

Securities and Commodities Exchanges - 3.2%
Bakkt Holdings, Inc.(a)(f)	316,000	145,297
Cboe Global Markets, Inc.	8,000	1,469,840
CME Group, Inc.	5,800	1,248,682
Miami International Holdings, Inc.(a)(d)	95,000	978,500
Nasdaq, Inc.	7,200	454,320
TMX Group Ltd.	18,000	474,800
		4,771,439
Securities and Commodity Contracts Intermediation and Brokerage - 0.0%(b)
MarketAxess Holdings, Inc.	48	10,524

Securities and Commodity Exchanges - 1.2%
Intercontinental Exchange, Inc.	12,900	1,772,847

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.3%
Brookfield Asset Management Ltd.	906	38,070
Brookfield Corp.	1,800	75,366
Brookfield Reinsurance Ltd.	4,182	173,232
Brookfield Reinsurance Ltd.(f)	435	18,299
OTC Markets Group, Inc. - Class A	800	44,200
S&P Global, Inc.	113	48,076
		397,243
Support Activities for Water Transportation - 1.0%
Clarkson PLC	29,000	1,467,752
TOTAL COMMON STOCKS (Cost $30,725,232)		89,707,814

EXCHANGE TRADED FUNDS - 26.3%	Shares	Value
Grayscale Bitcoin Trust BTC(a)(e)	598,874	37,830,871
TOTAL EXCHANGE TRADED FUNDS (Cost $1,584,590)		37,830,871

WARRANTS - 0.2%	Contracts	Value
Other Investment Pools and Funds - 0.2%
Partners Value Investments LP, Expires 06/30/2026, Exercise Price $11.50(a)	43,516	322,222

Securities and Commodities Exchanges - 0.0%(b)
Miami International Holdings, Inc., Expires 04/01/2026, Exercise Price $7.50(a)(d)	14,469	47,458
TOTAL WARRANTS (Cost $130,104)		369,680

PREFERRED STOCKS - 0.2%	Shares	Value
Other Investment Pools and Funds - 0.2%
Partners Value Investments LP, Series 1*, 0.16%, 11/27/2030(d)	43,516	21,758
Partners Value Investments LP/old, Series 1, 4.50%, Perpetual	11,832	213,094
		234,852
TOTAL PREFERRED STOCKS (Cost $259,342)		234,852

CONVERTIBLE BONDS - –%	Par	Value
Department Stores - –%(b)
Sears Holdings Corp., 8.00%, 12/15/2019 (d)(g)	5,720	0
TOTAL CONVERTIBLE BONDS (Cost $5,720)		0

TOTAL INVESTMENTS - 89.2% (Cost $32,704,988)		$128,143,217
Liabilities in Excess of Other Assets - 10.8%(i)		15,392,724
TOTAL NET ASSETS - 100.0%		$143,535,941

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
AG - Aktiengesellschaft
NV - Naamloze Vennootschap
PLC - Public Limited Company
SA - Sociedad Anónima

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors.
As of March 31, 2024, the value of these securities total $239,790 or 0.2% of the Fund’s net assets.

(d)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $4,009,810 or
2.8% of net assets as of March 31, 2024.

(e)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(f)
All or a portion of this security is on loan as of March 31, 2024. The total market value of these securities was $315,992 which represented 0.2% of net assets. The total collateral for the loaned securities was cash in the amount of $487,880.

(g)	Issuer is currently in default.
(i)	Represents less than 0.05% of net assets.

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.

Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third-party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and the Board of Directors of the Spin-off Fund. In determining the fair value of a security, the Board of Trustees/Directors shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At March 31, 2024, 1.13%, 1.66%, 2.78%, and 0.09% of the net assets of The Internet Portfolio, The Global Portfolio, The Market Opportunities Portfolio, and The Paradigm Portfolio, respectively, were fair valued securities. The other Master Portfolio and Spin-off Fund did not hold any fair-valued securities at March 31, 2024.

Summary of Fair Value Exposure

Various inputs are used in determining the value of Master Portfolio’s and Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that Master Portfolio’s and Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Portfolio’s and Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Market Opportunities Portfolio

The following is a summary of the inputs used to value The Market Opportunities Portfolio's net assets as of March 31, 2024:

Assets^	Level 1		Level 2	Level 3		Total
Common Stocks	$85,574,903		$192,316	$3,940,595		$89,707,814
Exchange Traded Funds	37,830,871		–	–		37,830,871
Preferred Stocks	–		213,094	21,758		234,852
Convertible Bonds	–		–	–	*	–
Warrants	–		322,222	47,458		369,680
Total Investments in Securities	$123,405,774		$727,632	$4,009,811		$128,143,217

During the period ended March 31, 2024, there were transfers into Level 3.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Description	Investments in Securities
Balance as of December 31, 2023	$1,161,707
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(724	) ***
Net purchases and/or acquisitions	-
Net sales and/or write-offs	-
Transfer in and/or out of Level 3	2,848,828
Balance as of March 31, 2024	$4,009,811

Description	Fair Value at 3/31/2024		Valuation Techniques	Unobservable Input	Range**
Common Stocks	$978,500		Discounted Cash Flow	Volatility	18.8%
			Option Pricing Model	Discount for Lack of Marketability	5.0%
				Weighted Average Cost of Capital	14.3%
				Years to Maturity	6.5
				Risk-Free Rate	4.8%
Common Stocks	$135,025		Cost Approach	Precedent Transaction	$55.00 - $55.00
Common Stocks	$2,827,070		Cost Approach	Precedent Transaction	$70.00 - $94.89
Preferred Stock	$21,758		Cost Approach	Precedent Transaction	$0.50 - $0.70
Convertible Bonds	$-	*	Asset Liquidation Analysis	Liquidation Proceeds	$0.00 - $0.00
Warrants	$47,458		Discounted Cash Flow	Volatility	18.8%
			Option Pricing Model	Discount for Lack of Marketability	12.5%
				Weighted Average Cost of Capital	14.3%
				Years to Maturity	6.5
				Risk-Free Rate	4.8%

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.
**
Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect.
Significant changes in these inputs could result in significantly higher or lower fair value measurements.

***	Total change in unrealized appreciation/(depreciation) relating to Level 3 investment assets and investment liabilities still held by the Fund at March 31, 2024 is $34,860.